WISDOMTREE TRUST

WisdomTree Emerging Markets Corporate Bond Fund

Supplement Dated February 23, 2012

To The Statutory and Summary Prospectuses

and Statement of Additional Information

Dated February 9, 2012

The following information supplements, and should be read in conjunction with, the WisdomTree Emerging Markets Corporate Bond Fund’s Prospectuses and Statement of Additional Information listed above.

Shares of the WisdomTree Emerging Markets Corporate Bond Fund (the “Fund”) are not yet available for purchase. Shares of the Fund will be available on or around March 8, 2012.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.